Wells Fargo Home Mortgage
WELLS HOME                                           One Home Campus
FARGO MORTGAGE                                       Des Moines, IA 50328-0001






                           Wells Fargo Bank, N.A.
                       Servicer Compliance Statement



1. I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2007 and of Wells Fargo's performance under the servicing agreement(s) listed on the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.

2. To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligation under the Servicing Agreement(s) in all material respects throughout 2007.




 /s/ John B. Brown
------------------------
John B. Brown
Senior Vice President
Wells Fargo Bank, N.A.


February 29, 2008





EXHIBIT A


                                                MASTER SERVICER
CLIENT     INV#     INV                         /TRUSTEE                     DEAL NAME
------     ----     ---                        ----------------              -------------
708        B51      CITIGROUP                  N/A                           CMLTI 06-WF1
708        B67      CITIGROUP	               N/A                           CMLTI 2006-WF2
708        B33      CITIGROUP                  N/A                           CMLTI 2006-WFHE1
708        C39      CITIGROUP                  N/A                           CMLTI 2007-WFHE2
708        D09      CITIGROUP                  N/A                           CMLTI 2007-WFHE3
708        E21      CITIGROUP                  N/A                           CMLTI 2007-WFHE4
106        C09      CITIGRP PMSR CMLTI 06-HE1  N/A                           CMLTI 2006-HE1
106        C14      CITIGRP PMSR CMLTI 06-NC1  N/A                           CMLTI 2006-NC1
106        C15      CITIGRP PMSR CMLTI 06-HE2  N/A                           CMLTI 2006-HE2
106        C18      CITIGROUP PMSR CMLTI06NC2  N/A                           CMLTI 2006-NC2
106        C20      CITIGROUP PMSR CMLTI06HE3  N/A                           CMLTI 2006-HE3
708        837      CITIGROUP                  N/A                           CMLTI 2006-WFHE4
106        C06      CITIGROUP PMSR CMLTI06WMC  N/A                           CMLTI 2006-WMC1
708        438      CITIGROUP                  N/A                           CMLTI 2006-WFHE2
106        C91      CITIGROUP SUB              N/A                           CITI ASSET REO
106        C36      CITIGROUP PMSR SALE NYLIF  N/A                           CITIGROUP
106        C89      CITIGRP SUB SEC CHARGEOFF  N/A                           CITIGROUP
106        C99      CITIGROUP SUB              N/A                           CITIGROUP
708        K35      CITIGROUP                  N/A                           CLMTI 2004-HYB4
708        M89      CITIGROUP                  N/A                           CMLTI 2005-7
708        C53      CITIGROUP                  N/A                           CMLTI 2006-AR7
708        C54      CITIGROUP                  N/A                           CMLTI 2006-AR9
708        E24      CITIGROUP                  N/A                           CMLTI 2007-10
708        872      CITIGROUP                  N/A                           CMLTI 2007-WFHE1
708        J74      CITIGROUP                  N/A                           CMLTI-04-HYB2
106        C38      CITIGROUP PMSR SALE 2 RJB  N/A                           RAYMOND JAMES BANK
106        C48      CITIGROUP PMSR REO         N/A                           CITIGROUP REO
106        C49      CITIGROUP PMSR CHARGE OFF  N/A                           CITI PMSR CHARGE OFF
708        J70      CITIGROUP                  N/A                           WFHM 2004-W10
106        C41      CITIGROUP PMSR WHOLE LNS   N/A                           CITIGROUP
106        C43      CITIGROUP PMSR WHOLE LNs   N/A                           CITIGROUP BIWEEKLY LOANS
106        C01      CITIGROUP PMSR WHOLE LNS   N/A                           CITIGROUP PMSR
106        C02      CITIGROUP PMSR WHOLE LNS   N/A                           CITIGROUP PMSR
708        854      CITIGROUP                  N/A                           CMLTI 2006-HE3
708        823      CITIGROUP                  N/A                           CMLTI 2006-WFHE3
106        C07      CITIGROUP PMSR CMLTI06WMC  N/A                           CMLTI 2006-WMC1  DSI
106        C21      CITIGROUP PMSR CMLTI07AHL  N/A                           CMLTI 2007-AHL1
708        895      CITIGROUP                  N/A                           GE PURCHASE

